Exhibit 99.1


                    Anthracite Capital, Inc. and Subsidiaries

           Consolidated Statements of Financial Condition (Unaudited)
                      (in thousands, except per share data)
-----------------------------------------------------------------------------------------------------------------------------
                                                                      December 31, 2005                December 31, 2004
                                                                      -----------------                -----------------
ASSETS
Cash and cash equivalents                                               $40,556                          $23,755
Restricted cash equivalents                                               1,246                           19,680
Residential mortgage-backed securities ("RMBS")                         259,026                          372,071
                                                                 ---------------                   --------------
    Cash and RMBS                                                                     300,828                         415,506
Commercial mortgage loan pools                                                      1,292,407                       1,312,045
Commercial real estate securities                                                   2,005,383                       1,628,519
Commercial real estate loans                                                          425,453                         325,350
Commercial real estate equity                                                          51,003                               -
                                                                                --------------                   -------------
    Total commercial real estate                                                    3,774,246                       3,265,914
Other assets                                                                           91,107                          47,714
                                                                                --------------                   -------------
     Total Assets                                                                  $4,166,181                      $3,729,134
                                                                                ==============                   =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Short term borrowings:
    Secured by pledge of RMBS                                          $249,122                         $356,451
    Secured by pledge of commercial real estate securities              617,194                          305,526
    Secured by pledge of commercial mortgage loan pools                   5,977                              773
    Secured by pledge of commercial real estate loans                   230,945                          141,601
                                                                 ---------------                   --------------
    Total short term borrowings                                                     1,103,238                         804,351
Long term borrowings:
    Collateralized debt obligations                                   1,066,930                        1,067,967
    Secured by pledge of commercial mortgage loan pools               1,272,931                        1,294,058
    Junior subordinated notes to subsidiary trust issuing
          preferred securities                                           77,380                                -
                                                                 ---------------                   --------------
    Total long term borrowings                                                      2,417,241                       2,362,025
                                                                                --------------                   -------------
Total borrowings                                                                    3,520,479                       3,166,376
Distributions payable                                                                  16,673                          15,819
Other liabilities                                                                      31,011                          33,201
                                                                                --------------                   -------------
     Total Liabilities                                                              3,568,163                       3,215,396
                                                                                --------------                   -------------


Stockholders' Equity:
Common Stock, par value $0.001 per share; 400,000 shares
     authorized; 56,339 shares issued and outstanding in 2005;
     and 53,289 shares issued and outstanding in 2004                                      56                              53
9.375% Series C Preferred Stock, liquidation preference
     $57,500 in 2005 and 2004                                                          55,435                          55,435
Additional paid-in capital                                                            612,368                         578,919
Distributions in excess of earnings                                                  (130,038)                       (134,075)
Accumulated other comprehensive income                                                 60,197                          13,406
                                                                                --------------                   -------------
      Total Stockholders' Equity                                                      598,018                         513,738
                                                                                --------------                   -------------
      Total Liabilities and Stockholders' Equity                                   $4,166,181                      $3,729,134
                                                                                ==============                   =============


                    Anthracite Capital, Inc. and Subsidiaries

                Consolidated Statements of Operations (Unaudited)
                      (in thousands, except per share data)
--------------------------------------------------------------------------------------------------------------------------------
                                                             For the Three Months Ended         For the Year Ended December 31,
                                                                    December 31,
                                                         -----------------------------------------------------------------------
                                                              2005              2004                  2005            2004
                                                         -----------------------------------------------------------------------
Operating Portfolio
Income:
    Commercial real estate securities                            $39,392            $31,785             $142,634       $123,860
    Commercial mortgage loan pools                                13,408             13,606               54,025         39,672
    Commercial real estate loans                                  10,827              7,948               35,258         20,790
    Commercial real estate equity                                    299                  -                  299              -
    RMBS                                                           2,012              3,171                9,851         18,901
    Cash and cash equivalents                                        606                282                2,077            638
     Other                                                             -                  -                    -            742
                                                         -----------------------------------    --------------------------------
        Total Income                                              66,544             56,792              244,144        204,603
                                                         -----------------------------------    --------------------------------

Expenses:
    Interest expense:
       Collateralized debt obligations                            19,271             15,978               69,794         58,986
       Commercial real estate securities                           5,773              2,312               17,107          7,398
       Commercial mortgage loan pools                             12,703             12,850               50,988         37,527
       Commercial real estate loans                                2,135              1,185                6,018          2,148
       RMBS                                                        2,702              1,858                9,821          7,016
       Junior subordinated notes                                   1,477                  -                1,543              -
    Hedging expense                                                1,596              2,829                7,110         14,434
    General and administrative expense                             1,226              1,306                3,917          3,427
    Management fee                                                 2,936              2,451               10,975          8,957
    Incentive fee                                                    159                  -                  159              -
                                                         -----------------------------------    --------------------------------
        Total Expenses                                            49,978             40,769              177,432        139,893
                                                         -----------------------------------    --------------------------------
Income from the operating portfolio                               16,566             16,023               66,712         64,710
                                                         -----------------------------------    --------------------------------

Other income (loss):
Net realized and unrealized loss                                    (286)              (357)              (2,097)       (10,892)
Net realized gain attributable to CDO HY1                              -             16,594                    -         16,594
Net realized gain attributable to CDO HY2                         16,523                  -               16,523              -
Incentive fee attributable to CDO HY2 gain                        (4,131)                 -               (4,131)             -
Foreign currency gain (loss)                                         123                (61)                (134)          (187)
Hedge ineffectiveness                                                478                115               (1,188)        (1,015)
Loss on impairment of assets                                      (1,857)           (26,018)              (5,088)       (26,018)
                                                         -----------------------------------    --------------------------------
       Total Other Income (Loss)                                  10,850             (9,727)               3,885        (21,518)
                                                         -----------------------------------    --------------------------------

Net Income                                                        27,416              6,296               70,597         43,192
                                                         -----------------------------------    --------------------------------

Dividends on preferred stock                                       1,348              1,348                5,392          6,916
Cost to retire preferred stock in excess of carrying
value                                                                  -                  -                    -         10,508
                                                         -----------------------------------    --------------------------------

Net Income available to Common Stockholders                      $26,068             $4,948              $65,205        $25,768
                                                         ===================================    ================================

Net Income available to Common Stockholders per share,
basic                                                              $0.47              $0.09                $1.20          $0.50

Net Income available to Common Stockholders per share,
diluted                                                            $0.47              $0.09                $1.20          $0.50

Weighted average number of shares outstanding:
    Basic                                                         55,838             53,281               54,144         51,767
    Diluted                                                       55,844             53,290               54,153         51,776
